SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant [X]
Filed by a party other than the registrant |_|

Check the appropriate box:
|_|      Preliminary proxy statement
[X]      Definitive proxy statement
|_|      Definitive additional materials
|_|      Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           PHSB Financial Corporation
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X]  No fee required
  [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
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         (2) Aggregate number of securities to which transaction applies:
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         (3) Per unit price or other  underlying  value of transaction  computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
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         (4) Proposed maximum aggregate value of transaction:
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         (5)  Total fee paid:
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  [ ] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
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         (2) Form, Schedule or Registration Statement No.:
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         (3) Filing Party:
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         (4) Date Filed:
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


                     [PHSB FINANCIAL CORPORATION LETTERHEAD]





April 23, 2002


To Our Stockholders:

         We are pleased to invite you to attend the first Annual Meeting of Stockholders of PHSB Financial Corporation (the "Company") to be held at Chippewa Township Municipal Building, 2811 Darlington Road, Chippewa Township, Pennsylvania, on Thursday, May 23, 2002 at 9:00 a.m., local time.

         The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, I will report on the operations of the Company. Directors and officers of the Company, as well as a representative of S.R. Snodgrass, A.C., Certified Public Accountants, will be present to respond to any questions you may have.

         You will be asked to elect three directors and to ratify the appointment of S.R. Snodgrass, A.C., as the Company's independent accountants for the fiscal year ended December 31, 2002. The Board of Directors has unanimously approved each of these proposals and recommends that you vote FOR them.

         Your vote is important, regardless of the number of shares you own and regardless of whether you plan to attend the Annual Meeting. I encourage you to read the enclosed proxy statement carefully and sign and return your enclosed proxy card as promptly as possible because a failure to do so could cause a delay in the Annual Meeting and additional expense to the Company. A postage-paid return envelope is provided for your convenience. This will not prevent you from voting in person, but it will assure that your vote will be counted if you are unable to attend the Annual Meeting. If you do decide to attend the Annual Meeting and feel for whatever reason that you want to change your vote at that time, you will be able to do so. However, if you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your recordholder to vote personally at the Meeting. Additionally, if you are planning to attend the Annual Meeting, please let us know by marking the appropriate box on the proxy card.

                                           Sincerely yours,


                                           /s/James P. Wetzel, Jr.
                                           -------------------------------------
                                           James P. Wetzel, Jr.
                                           President and Chief Executive Officer

--------------------------------------------------------------------------------
                           PHSB FINANCIAL CORPORATION
                                744 SHENANGO ROAD
                        BEAVER FALLS, PENNSYLVANIA 15010
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 23, 2002
--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of PHSB Financial Corporation (the "Company"), will be held at Chippewa Township Municipal Building, 2811 Darlington Road, Chippewa Township, Pennsylvania, on Thursday, May 23, 2002, at 9:00 a.m., local time, for the following purposes:

1.   To elect three directors of the Company; and

2.   To  ratify  the  appointment  of  S.R.   Snodgrass,   A.C.  as  independent
     accountants of the Company for the fiscal year ending December 31, 2002;

all as set forth in the Proxy Statement accompanying this notice, and to transact such other business as may properly come before the Meeting and any adjournments. The Board of Directors is not aware of any other business to come before the Meeting. Stockholders of record at the close of business on April 5, 2002 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         A copy of the Company's Annual Report for the year ended December 31, 2001 is enclosed.

         YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WE ENCOURAGE YOU TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING EVEN IF YOU CANNOT ATTEND. ALL STOCKHOLDERS OF RECORD CAN VOTE BY WRITTEN PROXY CARD. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/John M. Rowse
                                              ----------------------------------
                                              John M. Rowse
                                              Secretary
Beaver Falls, Pennsylvania
April 23, 2002


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IMPORTANT:  THE PROMPT  RETURN OF PROXIES  WILL SAVE THE  COMPANY THE EXPENSE OF
FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

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                                 PROXY STATEMENT
                                       OF
                           PHSB FINANCIAL CORPORATION
                                744 SHENANGO ROAD
                        BEAVER FALLS, PENNSYLVANIA 15010
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 23, 2002
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--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of PHSB Financial Corporation (the "Company") to be used at the Annual Meeting of Stockholders which will be held at Chippewa Township Municipal Building, 2811 Darlington Road, Chippewa Township, Pennsylvania, on Thursday, May 23, 2002, at 9:00 a.m., local time (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about April 23, 2002. The Company is the parent company of Peoples Home Savings Bank (the "Bank"). The Company was formed as a corporation chartered under the laws of the Commonwealth of Pennsylvania in August 2001 at the direction of the Bank to acquire all of the outstanding stock of the Bank issued in connection with the Bank's plan of conversion and reorganization from the mutual holding company form of organization to a full stock corporation (the "Conversion"). The Conversion was completed on December 20, 2001. Unless the context otherwise indicates, all references to the Company include PHS Bancorp, Inc., the former middle tier holding company, which had stock outstanding while in the mutual holding company form of organization prior to the Conversion. The stock of PHS Bancorp, Inc. was exchanged for stock of the Company in addition to new shares issued in the Conversion.

         All properly executed written proxies that are delivered pursuant to this proxy statement will be voted on all matters that properly come before the Meeting for a vote. If your signed proxy specifies instructions with respect to matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are specified, your shares will be voted (a) FOR the election of three directors named in Proposal 1, (b) FOR Proposal 2 (ratification of independent public accountants); and (c) in the discretion of the proxy holders, as to any other matters that may properly come before the Meeting (including any adjournments). Your proxy may be revoked at any time prior to being voted by: (i) filing with the Corporate Secretary of the Company (John M. Rowse, 744 Shenango Road, Beaver Falls, Pennsylvania 15010) written notice of such revocation, (ii) submitting a duly executed proxy bearing a later date, or (iii) attending the Meeting and giving the Secretary notice of your intention to vote in person.

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                         VOTING STOCK AND VOTE REQUIRED
--------------------------------------------------------------------------------

         The Board of Directors has fixed the close of business on April 5, 2002 as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the Meeting. On the record date, there were 3,497,109 shares of the Common Stock. Each stockholder of record on the record date is entitled to one vote for each share held.

         The Articles of Incorporation of the Company (the "Articles of Incorporation") provides that, in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates (as such terms are defined in the Articles of Incorporation), or which such person or any of his or her affiliates has the right to acquire upon the exercise of conversion rights or options and shares as to which such person or any of his or her affiliates or associates have or share investment or voting power, but neither any employee stock ownership or similar plan of the Company or any subsidiary, nor any trustee with respect thereto or any affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for purposes of the Articles of Incorporation, to beneficially own any Common Stock held under any such plan.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non- Votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy being provided by the Board enables a stockholder to vote for the election of the nominees as submitted as Proposal 1, proposed by the Board, or to withhold authority to vote for the nominees being proposed. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

         As to the ratification of the independent auditors, which is submitted as Proposal 2, a stockholder may: (i) vote "FOR" the ratification; (ii) vote "AGAINST" the ratification; or (iii) "ABSTAIN" with respect to the ratification. Proposal 2 and any other matters shall be determined by a majority of the total votes cast affirmatively or negatively on such matters without regard to (a) Broker Non-Votes or (b) proxies marked "ABSTAIN" as to that matter.

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                                PRINCIPAL HOLDERS
--------------------------------------------------------------------------------

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the record date, persons or groups who own more than 5% of the Common Stock. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the record date.

                                                                    Percent of Shares
                                            Amount and Nature of      of Common Stock
Name and Address of Beneficial Owner        Beneficial Ownership      Outstanding(%)
------------------------------------        --------------------      --------------
Peoples Home Savings Bank
Employee Stock Ownership Plan ("ESOP")
744 Shenango Road
Beaver Falls, Pennsylvania 15010 (1)               295,727                   8.5


--------------------
(1) The ESOP purchased such shares for the exclusive benefit of plan participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The Bank's board of directors (the "Bank's Board") has appointed a committee consisting of directors Earl F. Klear, John C. Kelly, and John M. Rowse to serve as the ESOP administrative committee ("ESOP Committee") and to serve as the ESOP Trustees ("ESOP Trustees"). The ESOP Committee or the board instructs the ESOP Trustees regarding investment of ESOP plan assets. The ESOP Trustees must vote all shares allocated to participants accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting director is received, will be voted by the ESOP Trustee as directed by the Bank's Board or the ESOP Committee. As of the record date, 57,288 shares have been allocated under the ESOP to participant accounts.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires the Company's directors, executive officers, and beneficial owners of more than 10% of the Company's Common Stock, to file reports of ownership and changes in ownership of their equity securities of the Company with the Securities and Exchange Commission and to furnish the Company with copies of such reports. To the best of the Company's knowledge, all of the filings by the Company's directors and executive officers were made on a timely basis during the 2001 fiscal year. The Company is not aware of any other persons who may have failed to file on a timely basis any required report.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Articles of Incorporation requires that the Board of Directors be divided into three classes. The directors are elected by the stockholders of the Company for staggered three-year terms, or until their successors are elected and qualified. The Board of Directors currently consists of eight members, each of whom serve as a director of the Company and the Bank. Three directors will be elected at the Meeting to serve for a three-year term or until a successor has been elected and qualified.

         James P. Wetzel, Jr., Joseph D. Belas, and Howard B. Lenox (the "Nominees") have been nominated by the Board of Directors to serve for a term of three years. All Nominees are currently members of the Board of Directors. The persons named as proxies in the enclosed proxy card intend to vote for the election of the Nominees, unless the proxy card is marked to indicate that such authorization is expressly withheld. Should any of the Nominees withdraw or be unable to serve (which the Board of Directors does not expect) or should any other vacancy occur in the Board of Directors, it is the intention of the persons named in the enclosed proxy card to vote for the election of such person as may be recommended to the Board of Directors by the Nominating Committee of the Board. If there is no substitute nominee, the size of the Board of Directors may be reduced.

         The following table sets forth information with respect to the Nominees and the other sitting directors, including for each their name, age, the year they first became a director of the Bank or the Company, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned. Beneficial ownership of executive officers and directors of the Company, as a group, is also shown.


                                                                                          Shares of
                                                                                         Common Stock
                                                   Year First          Current           Beneficially
                                                   Elected or          Term to           Owned as of           Percent
          Name and Title              Age(1)      Appointed(2)          Expire          April 5, 2002         Owned (%)
          --------------              ------      ------------          ------          -------------         ---------
                                        BOARD NOMINEES FOR TERMS TO EXPIRE IN 2005
Joseph D. Belas, Director               55            2000               2002              30,151                   *

Howard B. Lenox, Director               70            1977               2002              46,374(3)(4)            1.3

James P. Wetzel, Jr.                    57            1986               2002              90,077(4)               2.6
President, Chief Executive
Officer and Director
                                              DIRECTORS CONTINUING IN OFFICE
John C. Kelly, Director                 71            1973               2003              71,145(3)(4)            2.0

Earl F. Klear, Director                 78            1968               2003              16,122(3)(4)             *

John M. Rowse, Director                 54            1976               2003              10,687(3)(4)             *

Douglas K. Brooks, Director             71            1972               2004              39,778(4)               1.1

Emlyn Charles, Director                 76            1977               2004              29,186(4)                *
                                       NAMED EXECUTIVE OFFICER WHO IS NOT A DIRECTOR
Richard E. Canonge, Vice                39                                                 36,056                  1.0
President - Finance, Treasurer
and Chief Financial Officer

All Executive Officers and Directors
  as a Group (12 persons)                                                                 420,367                 11.6

-----------------
(1)  At December 31, 2001.
(2) Refers to the year the individual first became a director of the Bank, or the predecessor company, PHS Bancorp, Inc.
(3) Excludes 295,727 shares held by the ESOP and also excludes 6,380 shares previously awarded but subject to forfeiture held by the Bank's restricted stock plan over which such directors, as trustees to the ESOP and the restricted stock plan, respectively, exercise shared voting and investment power. Such individuals serving as trustees disclaim beneficial ownership with respect to such shares. For Mr. Lenox, excludes only 6,380 shares previously awarded under the restricted stock plan. Mr. Lenox is not a member of the ESOP committee.
(4) For all individuals, except for Messrs. Belas, Wetzel and Canonge, the share amounts include 7,956 shares of Common Stock that may be acquired through the exercise of stock options within 60 days of the record date. For Mr. Wetzel, includes 31,825 shares subject to such stock options. Mr. Belas' shares include no stock options. For Mr. Canonge, includes 16,549 shares subject to such stock options.
*    Less than 1% of the outstanding common stock.

Biographical Information

         The principal occupation during the past five years of each nominee and director of the Company is set forth below.

Nominees for Directors:

         Joseph D. Belas is currently a self-employed consultant. Previously, Mr. Belas was Senior Vice President of Economy Savings Bank, Aliquippa, Pennsylvania.

         Howard B. Lenox is retired. Mr. Lenox was previously a manager and a former partner of ComputerLand of Beaver, Pennsylvania.

         James P. Wetzel, Jr., is President and Chief Executive Officer of the Company.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTORS.

Continuing Directors:

         John C. Kelly is the manager and owner of Kelly's, Beaver Falls, Pennsylvania, a hardware, paint and gasoline retailer.

         Earl F. Klear is retired. Mr. Klear was previously an Executive Vice President of the Bank.

         John  M.  Rowse  is  a  pharmacist  at  the  Medical  Center,   Beaver,
Pennsylvania.

         Douglas K. Brooks is retired. Mr. Brooks was previously president and chief administrative officer of John H. Brooks & Sons, Inc. and D&T Brooks, Inc., both located in Beaver Falls, Pennsylvania.

         Emlyn Charles is retired. Mr. Charles was previously president of P.M. Moore Company located in Aliquippa, Pennsylvania.

Named Executive Officer Who is Not a Director

         Richard E. Canonge is Vice President-Finance, Treasurer and Chief Financial Officer of the Company and Bank.

Certain Other Executive Officers Who Are Not Directors

         David E. Ault, 54, is Vice President-Community Banking Officer in charge of community banking and Assistant Secretary of the Company.

         Joseph R. Pollock, III, 45, is Vice President-Lending of the Bank.

         Paul W. Jewell, 56, is Vice President-Human Resources and Business Development of the Bank.

Meetings and Committees of the Board of Directors

         During the year ended December 31, 2001, the Board of Directors of the Company met 14 times. During the year ended December 31, 2001, no director attended fewer than 75% of the total meetings of the Board of Directors of the Company and the Bank and committees on which such director served. In addition to other committees, the Company had a Nominating Committee, a Salary (Compensation) Committee, and an Audit Committee.

         The Nominating Committee consists of Directors Belas, Lenox, Kelly and Wetzel (Chairman). The committee presents its recommendations of nominees for Directors to the full Board for nomination. Nominations to the Board of Directors made by stockholders must be made in writing to the Secretary and received by the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company. Notice to the Company of such nominations must include certain information required pursuant to the Company's Bylaws. The Nominating Committee, which is not a standing committee, met one time during the year ended December 31, 2001.

         The Salary (Compensation) Committee consists of Directors Belas, Brooks (Chairman), Charles, Kelly and Lenox. The Committee meets at least annually to review the performance and remuneration of the officers and employees of the Company. The Committee met two times during the year ended December 31, 2001.

         The Audit Committee is comprised of the non-employee directors Belas, Brooks, Charles, Lenox, and Kelly. The Audit Committee meets with the Company's independent certified public accountants to review the results of the annual audit and other related matters. The Board of Directors has determined that each of the members of the Audit Committee satisfy the requirements of the Nasdaq Stock Market as to independence, financial literacy and experience. The responsibilities of the members of the Audit Committee are set forth in the charter of the Audit Committee, attached as an appendix to this proxy statement. The Audit Committee is a standing committee and, among other matters, is responsible for developing and maintaining the Company's audit program. The Committee also meets with the Company's independent auditors, to discuss the results of the annual audit and any related matters.

         In addition to regularly scheduled meetings, the Audit Committee is available either as a group or individually to discuss any matters that might affect the financial statements, internal controls or other financial aspects of the operations of the Company. The Audit Committee met two times during the year ended December 31, 2001.

Audit Committee Report

         Review of Audited Financial Statements with Management.

         The Audit Committee reviewed and discussed the audited financial statements for the year ended December 31, 2001 with the management of the Company.

         Review of Financial Statements and Other Matters with Independent Accountant.

         The Audit Committee discussed with S.R. Snodgrass, A.C. ("Snodgrass"), the Company's independent accountants, the matters required to be discussed by the statement on Auditing Standards No. 61 (Communications with Audit Committees), as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from Snodgrass required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with Snodgrass its independence.

         Recommendation that Financial Statements be Included in Annual Report.

         Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001, for filing with the Securities and Exchange Commission.

         Audit Committee:

         Emlyn Charles, Chairman
         Joseph D. Belas
         Douglas K. Brooks
         Howard B. Lenox
         John C. Kelly

Audit Fees

         The aggregate fees billed by Snodgrass for professional services rendered for the audit of the Company's consolidated annual financial statements for the 2001 fiscal year and the reviews of the financial statements included in the Company's quarterly reports on Forms 10-QSB were approximately $46,000.

Financial Information Systems Design and Implementation Fees

         For the 2001 fiscal year, Snodgrass did not render to the Company and its consolidated subsidiaries professional services for financial information systems design and implementation.

All Other Fees

         The aggregate fees billed by Snodgrass to the Company and its consolidated subsidiaries for all other services other than those covered under "Audit Fees" for the 2001 fiscal year were approximately $28,000. These services consisted primarily of tax return services and preparation of the registration statement for the Company.

         The Audit Committee considered whether the provision of the non-audit services listed under "All Other Fees" above were compatible with maintaining Snodgrass' independence.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

         Non-employee members of Board of Directors of the Bank were paid an annual retainer of $18,000 during the year ended December 31, 2001 and are permitted 10 paid excused absences. Members of the Board's committees receive $100 per meeting attended. Directors do not currently receive compensation for their service on the Board of the Company. For the year ended December 31, 2001, total fees paid by the Bank to directors were approximately $142,000.

         The Company sponsors a Trustees Retirement Plan ("TRP") to provide retirement benefits to directors (formerly trustees in mutual form) of the Company who are not officers or employees ("Outside Trustees"). Any director who has served as an Outside Trustee is a participant in the TRP and payments under the TRP commence once the Outside Trustee ceases being a director of the Company. The TRP provides a retirement benefit based on the number of years of service to the Company. Outside Trustees receive 70% of the final average Board compensation (as defined in the TRP) for a period of 120 months following retirement (after not less than 15 years of Board service) or upon a termination of service following a change in control of the Company. At December 31, 2001, there were no payments made under the TRP.

Executive Compensation

         The following table sets forth the cash and non-cash compensation awarded or earned by the named executive officers. Except as set forth below, no other executive officer of the Company had salaries and bonuses during the year ended December 31, 2001 which exceeded $100,000 for services rendered in all capacities to the Company.

                                                          Annual Compensation
                                                          -------------------

                                         Fiscal                                       All Other
Name and Principal Position               Year            Salary($)  Bonus($)        Compensation ($)
---------------------------               ----            ---------  --------        ----------------

James P. Wetzel, Jr.                      2001            170,750      15,450           41,561(1)
President and Chief Executive             2000            154,500      15,850             24,000
  Officer                                 1999            154,500          --             31,125

Richard E. Canonge                        2001            104,355          --           26,437(2)
Vice President, Treasurer and             2000             96,995          --             16,641
  Chief Financial Officer                 1999             89,490          --             15,087

----------------
(1) Represents $6,050 employer contributions to the Company's 401(k) profit sharing plan, $10,930 of dividends paid on stock options, and 2,057 shares allocated under the ESOP, at an average cost of $11.95 per share. At December 31, 2001, the market value of such ESOP shares was approximately $25,000.
(2) Represents $4,462 employer contributions to the Company's 401(k) profit sharing plan, $7,492 of dividends paid on stock options, and 1,212 shares allocated under the ESOP, at an average cost of $11.95 per share. At December 31, 2001, the market value of such ESOP shares was approximately $14,000.

         Stock Awards. The following table sets forth information with respect to previously awarded stock options to purchase the Common Stock granted in 1998 to the named executive officers and held by them as of December 31, 2001. The Company has not granted to the named executive officers any stock appreciation rights.

                                  Aggregated Option in Last Fiscal Year, and FY-End Option Values
                                  ---------------------------------------------------------------
                                                                            Number of Securities
                                                                           Underlying Unexercised         Value of Unexercised
                                                                                 Options at               In-The-Money Options
                            Shares Acquired                                      FY-End (#)                   at FY-End ($)
Name                        on Exercise (#)     Value Realized($)(1)     Exercisable/Unexercisable    Exercisable/Unexercisable(1)
----                        ---------------     --------------------     -------------------------    ----------------------------

James P. Wetzel, Jr.               --                     --                  31,825/--                      86,882/--
Richard E. Canonge                 --                     --                  16,549/4,137                   45,179/11,294

--------------
(1) Based upon an exercise price of $9.22 per share, as adjusted for the exchange ratio in the Conversion of 1.28123 and estimated price of $11.95 at December 31, 2001.

Other Benefits

         Employment Agreement. The Bank entered into a separate three-year employment agreements with Messrs. Wetzel and Canonge. The agreements provide that these individuals may be terminated by the Bank for "just cause" as defined in the agreements. If the Bank terminates these individuals without just cause, they will be entitled to a continuation of salary from the date of termination through the remaining term of the agreement. The employment agreements also contain a provision stating that in the event of involuntary termination of employment in connection with any change in control of the Bank, these individuals will be paid a lump sum amount equal to 2.999 times their prior five year average compensation. In the event of a change of control as of December 31, 2001, Messrs. Wetzel and Canonge would have received approximately $463,000, and $272,000, respectively.

         Supplemental Executive Retirement Plan ("SERP"). Effective January 1, 1995, the Bank adopted an unfunded SERP for the benefit of Mr. Wetzel, Jr. The targeted level of retirement benefits under the SERP are calculated as 2.25% of the final average compensation (as defined in the SERP) times years of service, reduced by payments under the Company's defined benefit pension plan. Benefits payable prior to age 65 are reduced by 2.5% for each year of payment prior to age 65. The SERP provides that the Company will pay the benefits under the SERP for a period of 120 months. Benefits under the SERP are immediately payable upon death or disability of the participant, or upon the termination of the participant (other than for cause), after obtaining age 55. For the year ended December 31, 2001, Mr. Wetzel had an accrued SERP benefit of approximately $202,000, and such benefit under the SERP was vested.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

         The Bank has followed the policy of offering residential mortgage loans for the financing of personal residences, share loans, and consumer loans to its officers, directors and employees. Loans are made in the ordinary course of business and also made on substantially the same terms and conditions, including interest rate and collateral, as those of comparable transactions prevailing at the time with other persons, and do not include more than the normal risk of collectibility or present other unfavorable features.

--------------------------------------------------------------------------------
            PROPOSAL 2 -- RATIFICATION OF APPOINTMENT OF ACCOUNTANTS
--------------------------------------------------------------------------------

         Snodgrass was the Company's independent public accountants for the 2001 fiscal year. The Board of Directors has appointed Snodgrass to be its
accountants  for  the  fiscal  year  ending   December  31,  2002,   subject  to
ratification by the Company's stockholders. A representative of Snodgrass is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if the representative so desires.

         RATIFICATION OF THE APPOINTMENT OF THE ACCOUNTANTS REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST BY THE STOCKHOLDERS OF THE COMPANY AT THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF SNODGRASS AS THE COMPANY'S ACCOUNTANTS FOR THE 2002 FISCAL YEAR.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Company's proxy statement for the annual meeting of stockholders to be held in 2003, all stockholder proposals must be submitted to the Secretary at the Company's office, 744 Shenango Road, Beaver Falls, Pennsylvania 15010, on or before November 23, 2002. Under the Articles of Incorporation, in order to be considered for possible action by stockholders at the 2003 annual meeting of stockholders, stockholder nominations for director and stockholder proposals not included in the Company's proxy statement must be submitted to the Secretary of the Company, at the address set forth above, no later than February 22, 2003.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB AS FILED WITH THE SECURITIES EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, PHSB FINANCIAL CORPORATION, 744 SHENANGO ROAD, BEAVER FALLS, PENNSYLVANIA 15010.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/John M. Rowse
                                              ----------------------------------
                                              John M. Rowse
                                              Secretary

Beaver Falls, Pennsylvania
April 23, 2002

                                                                      APPENDIX A

                           PHSB FINANCIAL CORPORATION
                             AUDIT COMMITTEE CHARTER

Committee Responsibilities

         The Audit Committee of the Board of Directors of PHSB Financial Corporation (the "Company") shall be a standing committee and is responsible for oversight of the Company's financial reporting and internal controls. The Audit Committee (the "Committee") reports to the Board of Directors (the "Board") and its primary function is to assist the Board in fulfilling its responsibility to shareholders related to financial accounting and reporting, the system of internal controls established by management and the adequacy of auditing relative to these activities. The Committee is granted the authority to investigate any activity of the Company and it is empowered to retain persons having special competence as necessary to assist the Committee in fulfilling its responsibilities.

         The Committee shall:

          o Provide for an open avenue of communications between the independent accountants and the Board and, at least one (1) time annually, meet with the independent accountants in private session.

          o Review the qualifications and evaluate the performance of the independent accountants and make recommendations to the Board regarding the selection, appointment or termination of the independent accountants. The independent accountants shall be ultimately accountable to the Board and the Committee, as representatives of shareholders.

          o    Receive  on  an  annual  basis  a  written   statement  from  the
               independent accountant detailing all relationships between the independent accountant and the Company consistent with requirements of the Independence Standards Board Standard 1, as may be modified or supplemented. The Committee shall actively engage in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact objectivity and independence of the independent accountants, and take, or recommend that the full Board take, appropriate action to oversee the independence of the independent accountants.

          o Review and approve the independent accountants' annual engagement letter.

          o Review with the independent accountants (1) the proposed scope of their examination with emphasis on accounting and financial areas where the Committee, the independent accountants or management believe special attention should be directed, (2) results of their audit, (3) their evaluation of the adequacy of the system of internal controls, (4) significant disputes, if any, with management and (5) cooperation received from management in the conduct of the audit.

          o Review significant accounting, reporting, regulatory or industry developments affecting the Company.

          o Review interim results with the Company's financial officer and the independent accountants prior to the public announcement of financial results and the filing of the Form 10-Q or Form 10-QSB.

          o Discuss with management and the independent accountants, any issues regarding significant risks or exposures and assess the steps management has taken to minimize such risk.

          o Discuss with the independent accountants SAS 61 matters, as may be, modified or supplemented.

          o Make a recommendation to the Board as to whether the financial statements should be included in the Company's Annual Report on Form 10-K or Form 10-KSB.

          o Approve the report of Audit Committee to be included in the Company's Proxy Statement for its Annual Meeting of Shareholders.

          o Perform such other functions as assigned by law, the Company's bylaws or as the Board deems necessary and appropriate.

Committee Membership

         The membership of the Committee shall be:

          o    appointed by the Board,

          o comprised of independent directors as defined by the applicable regulatory authorities, and

          o    consist of at least three members.

Committee Meetings

         Meetings will be held as required, but no less than once a year. Minutes will be recorded and reports of committee meetings will be presented at the next Board meeting.

Committee Charter Review and Approval

         This Audit Committee Charter shall be reviewed, reassessed, and approved by the Board annually and shall be included in the proxy at least every three years.

                                                                      APPENDIX B


--------------------------------------------------------------------------------
                           PHSB FINANCIAL CORPORATION
                                744 SHENANGO ROAD
                        BEAVER FALLS, PENNSYLVANIA 15010
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                  May 23, 2002
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of the Company, or its designee, with full powers of substitution to act, as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at Chippewa Township Municipal Building, 2811 Darlington Road, Chippewa Township, Pennsylvania, on Thursday, May 23, 2002, at 9:00 a.m., local time, and at any and all adjournments thereof, as follows:


                                                 FOR    WITHHELD
                                                 ---    --------

1.       The election of directors as            |_|      |_|
         nominees listed below (except as
         marked to the contrary):

                  Joseph D. Belas
                  Howard B. Lenox
                  James P. Wetzel, Jr.

         (Instruction: To withhold authority
         to vote for any individual nominee,
         write that nominee's name on the
         space provided below)

         ----------------------------------------------------------------

                                                 FOR    AGAINST   ABSTAIN
                                                 ---    -------   -------

2.       The ratification of the                 |_|      |_|       |_|
         appointment of S.R. Snodgrass,
         A.C. as independent accountants
         of the Company for the fiscal
         year ending December 31, 2002.


             The Board of  Directors  recommends  a vote "FOR" the above  listed
propositions.                                             ---

--------------------------------------------------------------------------------
THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of his or her decision to terminate this Proxy.

         The undersigned acknowledges receipt from the Company prior to the execution of this Proxy of a Notice of the Annual Meeting, a Proxy Statement dated April 23, 2002, and the 2001 Annual Report.


Dated:                 , 2002    |_| Please check here if you plan to attend the
       ------------ ---              Meeting.


-----------------------------------          -----------------------------------
PRINT NAME OF STOCKHOLDER                    PRINT NAME OF STOCKHOLDER


-----------------------------------          -----------------------------------
SIGNATURE OF STOCKHOLDER                     SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------